Equity reserves and long-term incentive plan awards - Disclosure of detailed information about movement in PSUs liability (Details) - Performance Share Units [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of reserves within equity [line items]
Balance, beginning of year	$ 1,497	$ 503
Awards vested and change in fair value, net of forfeited awards	1,909	1,577
Settled in cash	(2,479)	(583)
Total PSU liability, end of year	927	1,497
Less: current portion of PSU liability	(560)	(1,249)
Total non-current PSU liability, end of year	$ 367	$ 248